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                                                                    EXHIBIT 99.J


                         INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
Domini Social Index Portfolio

We consent to the use of our report for the Domini Social Index Portfolio, dated August 25, 1999, incorporated herein by reference.

                                                                    /s/ KPMG LLP


Boston, Massachusetts
November 24, 1999
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                                                                    EXHIBIT 99.J


                         INDEPENDENT AUDITORS' CONSENT






The Board of Trustees
Green Century Funds

     We consent to the use of our reports for the Green Century Equity Fund and the Green Century Balanced Fund, both dated September 15, 1999, each incorporated herein by reference, and to the reference to our firm under the headings "Auditors" and "Financial Highlights" in the prospectus and "Independent Auditors and Experts" in the statement of additional information.

                                                                    /s/ KPMG LLP

Boston, Massachusetts
November 24, 1999